UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California		94109
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition

On August 26, 2026, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its second quarter ended August 2, 2026. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated August 26, 2026 announcing Williams-Sonoma, Inc.’s Second Quarter 2026 Financial Results.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: August 26, 2026	By:	/s/ Jeffrey E. Howie
Jeffrey E. Howie
Chief Financial Officer
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